UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2014

The Spectranetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-19711	84-0997049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9965 Federal Drive
Colorado Springs, Colorado 80921
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (719) 633-8333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01      Completion of Acquisition or Disposition of Assets.

On June 30, 2014, The Spectranetics Corporation, a Delaware corporation (“Spectranetics”), completed its previously announced acquisition of AngioScore Inc., a Delaware corporation (“AngioScore”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 27, 2014, by and among Spectranetics, AngioScore, SAA Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Spectranetics (“Merger Sub”), and Shareholder Representative Services LLC, as securityholders’ representative. Pursuant to the Merger Agreement, Merger Sub merged with and into AngioScore, with AngioScore surviving and becoming a wholly-owned subsidiary of Spectranetics (the “Acquisition”).

Under the terms of the Merger Agreement, the former AngioScore stockholders received merger consideration of $230 million in cash from Spectranetics at the Acquisition closing. A total of $23 million of the cash consideration paid at closing was placed in escrow accounts to secure indemnification and other obligations under the Merger Agreement. Spectranetics also will pay former AngioScore stockholders cash milestone payments as additional merger consideration as follows: (i) annual payments for net sales of AngioScore products occurring in calendar years 2015, 2016 and 2017 equal to a multiple of 2.0 times each year’s annual increase in net sales in excess of 10% over the highest preceding year net sales, provided that the year-over-year change in net sales is positive and that such payments in the aggregate will not exceed $50 million (“Revenue Payments”); (ii) a one-time payment of $15 million in cash, if AngioScore’s Drug-Coated AngioSculpt product receives U.S. investigational device exemption approval for use in the coronary or peripheral arteries by December 31, 2016; (iii) a one-time payment of $5 million in cash, if AngioScore’s Drug-Coated AngioSculpt product receives European CE mark approval for use in the coronary arteries by December 31, 2016; and (iv) a one-time payment of $5 million in cash, if AngioScore’s Drug-Coated AngioSculpt product receives European CE mark approval for use in the peripheral arteries by December 31, 2016. Subject to the terms of the Merger Agreement, the Revenue Payments and any unpaid CE mark milestone payments are subject to acceleration if a change of control of Spectranetics occurs on or before December 31, 2017.

The cash consideration paid to the former AngioScore stockholders was financed in part using the net proceeds from Spectranetics’ public offering of $230 million aggregate principal amount of 2.625% Convertible Senior Notes due 2034 (the “Convertible Notes Offering”) pursuant to an Underwriting Agreement, dated as of May 28, 2014, by and between Spectranetics and Piper Jaffray & Co., as described in Spectranetics’ Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2014.

At the effective time of the Acquisition, any vested options and warrants of AngioScore that were in-the-money were cashed out subject to the holder’s execution of an option termination agreement or a warrant termination agreement, as applicable. All other options and warrants of AngioScore were canceled at the effective time of the Acquisition.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 to this report and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On June 30, 2014, Spectranetics issued a press release announcing the completion of the Acquisition. A copy of the press release is furnished as Exhibit 99.1 of this report.

The information under Item 7.01 and in Exhibit 99.1 of this report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information under Item 7.01 and in Exhibit 99.1 of this report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a)     Financial statements of business acquired.

The balance sheet as of December 31, 2013 and 2012, and the related statements of operations and comprehensive loss, convertible preferred stock and stockholders’ deficit, and cash flows for the three years ended December 31, 2013 of AngioScore, the related notes thereto, and the report of the independent auditors related thereto with respect to the audited financial statements of AngioScore, are filed as Exhibit 99.2 to this report and are incorporated by reference herein.

The unaudited balance sheet as of March 31, 2014, and the related unaudited statements of operations and comprehensive loss, convertible preferred stock and stockholders’ deficit, and cash flows for the three months ended March 31, 2014 and 2013 of AngioScore and the related notes thereto, are filed as Exhibit 99.2 to this report and are incorporated by reference herein.

(b)     Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of March 31, 2014, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2013 and the three months ended March 31, 2014, and the related notes thereto, of Spectranetics after giving effect to the acquisition of AngioScore, are filed as Exhibit 99.3 to this report and are incorporated by reference herein.

(d)     Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated May 27, 2014, by and among The Spectranetics Corporation, SAA Merger Sub, Inc., AngioScore Inc. and Shareholder Representative Services LLC (incorporated by reference to Exhibit 2.1 previously filed by The Spectranetics Corporation with its Current Report on Form 8-K filed on May 27, 2014)

23.1
Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of AngioScore Inc. (incorporated by reference to Exhibit 23.1 previously filed by The Spectranetics Corporation with its Current Report on Form 8-K filed on May 27, 2014)

99.1	The Spectranetics Corporation Press Release dated June 30, 2014
99.2
Financial Statements of AngioScore Inc. for the three months ended March 31, 2014 and 2013, and the years ended December 31, 2013 and 2012 (incorporated by reference to Exhibit 99.2 previously filed by The Spectranetics Corporation with its Current Report on Form 8-K filed on May 27, 2014)

99.3
Unaudited Pro Forma Condensed Combined Financial Data of The Spectranetics Corporation for the year ended December 31, 2013 and as of and for the three months ended March 31, 2014 (incorporated by reference to Exhibit 99.3 previously filed by The Spectranetics Corporation with its Current Report on Form 8-K filed on May 27, 2014)

Forward Looking Statements

This Current Report on Form 8-K and certain of the exhibits incorporated by reference herein contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements relating to the Acquisition; the prospects for the combined company; the market opportunity for products of Spectranetics and AngioScore; and Spectranetics’ expectations for the introduction of new products in the vascular intervention market and the future growth of Spectranetics’ business. Statements that are not purely historical are forward looking statements. Forward-looking statements involve substantial risks and uncertainties that may cause actual events or results to differ materially from currently anticipated events or results, such as risks relating to the integration of AngioScore’s business and operations with those of Spectranetics; the possibility that Spectranetics will not realize the anticipated revenue and potential operating expense synergies of the Acquisition; the possible loss of key employees, customers or suppliers as a result of the Acquisition; and intellectual property risks arising from the Acquisition, including risks relating to certain litigation involving AngioScore. In addition, Spectranetics’ business and that of AngioScore are subject to numerous additional risks and uncertainties, including, among others, risks relating to market acceptance of products; Spectranetics’ ability to successfully launch new products and applications; competition; Spectranetics’ ability to achieve projected development and commercialization milestones, including those related to clinical trials; Spectranetics’ sales, marketing and distribution capabilities; Spectranetics’ planned sales, marketing, and research and development activities; interruptions or delays in the supply of components or materials for, or manufacturing of, its products; unanticipated increases in costs or expenses; and risks associated with international operations. Information on these and additional risks, uncertainties, and other information affecting Spectranetics’ business and operating results are contained in Spectranetics’ most recent Form 10-K and the Form S-3ASR and prospectus supplement and accompanying prospectus filed with the Securities and Exchange Commission related to the Convertible Notes Offering. You should review these risk factors carefully. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Spectranetics does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPECTRANETICS CORPORATION
(registrant)

Date:	June 30, 2014	By:	/s/ Jeffrey A. Sherman
Jeffrey A. Sherman
Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX
Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated May 27, 2014, by and among The Spectranetics Corporation, SAA Merger Sub, Inc., AngioScore Inc. and Shareholder Representative Services LLC (incorporated by reference to Exhibit 2.1 previously filed by The Spectranetics Corporation with its Current Report on Form 8-K filed on May 27, 2014)

23.1
Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of AngioScore Inc. (incorporated by reference to Exhibit 23.1 previously filed by The Spectranetics Corporation with its Current Report on Form 8-K filed on May 27, 2014)

99.1	The Spectranetics Corporation Press Release dated June 30, 2014
99.2
Financial Statements of AngioScore Inc. for the three months ended March 31, 2014 and 2013, and the years ended December 31, 2013 and 2012 (incorporated by reference to Exhibit 99.2 previously filed by The Spectranetics Corporation with its Current Report on Form 8-K filed on May 27, 2014)

99.3
Unaudited Pro Forma Condensed Combined Financial Data of The Spectranetics Corporation for the year ended December 31, 2013 and as of and for the three months ended March 31, 2014 (incorporated by reference to Exhibit 99.3 previously filed by The Spectranetics Corporation with its Current Report on Form 8-K filed on May 27, 2014)